Exhibit 99.1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATE: January 31, 2020

NGP SWITCHBACK, LLC

/s/ Scott K. McNeill
Name:	Scott K. McNeill
Title:	Chief Executive Officer and Chief Financial Officer

SCOTT K. MCNEILL

/s/ Scott K. McNeill
Scott K. McNeill

JAMES E. MUTRIE

/s/ James E. Mutrie
James E. Mutrie

CHRISTOPHER G. CARTER

/s/ Christopher G. Carter
Christopher G. Carter

Scott Gieselman

/s/ Scott Gieselman
Scott Gieselman

Sam Stoutner

/s/ Sam Stoutner
Sam Stoutner

NGP XII US HOLDINGS, L.P.

By:	NGP XII Holdings GP, L.L.C., its general partner

/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person

NGP XII HOLDINGS GP, L.L.C.

/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person

NGP NATURAL RESOURCES XII, L.P.

By:	G.F.W. Energy XII, L.P., its general partner

By:	GFW XII, L.L.C., its general partner

/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person

G.F.W. ENERGY XII, L.P.

By:	GFW XII, L.L.C., its general partner

/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person

GFW XII, L.L.C.

/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person

NGP ENERGY CAPITAL MANAGEMENT, L.L.C.

/s/ Christopher G. Carter
Name:	Christopher G. Carter
Title:	Authorized Person